EXHIBIT 11.1


Statement regarding computation of per share earnings

The numerators and denominators of basic and fully diluted earnings per share are as follows:


--------------------------------------------------------------------------------
                                                Three months ended March 31,
--------------------------------------------------------------------------------



                                                        2001           2000
|------------------------------------------------|---------------|-------------|
| Net loss allocable to common denominator       |               |             |
|                                   (numerator)  | $(5,139,393)  | $(5,364,955)|
|------------------------------------------------|---------------|-------------|
| Share used in the calculation (denominator)    |               |             |
|------------------------------------------------|---------------|-------------|
|    Weighted average shares outstanding         |         100   |         100 |
|------------------------------------------------|---------------|-------------|
|    Effect of diluted stock options             |          --   |          -- |
|------------------------------------------------|---------------|-------------|
|    Fully diluted shares                        |         100   |         100 |
|------------------------------------------------|---------------|-------------|
|                                                |               |             |
|------------------------------------------------|---------------|-------------|
| Basic earnings per share                       |    $(51,394)  |    $(53,650)|
|------------------------------------------------|---------------|-------------|
|                                                |               |             |
|------------------------------------------------|---------------|-------------|
| Fully diluted earnings per share               |    $(51,394)  |    $(53,650)|
|------------------------------------------------|---------------|-------------|
|                                                |               |             |
|------------------------------------------------|---------------|-------------|